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[STOCK CERTIFICATE]                                                                             EXHIBIT 4.3
                                                                                                -----------
                                                  INCORPORATED UNDER THE LAWS OF
                                                       THE STATE OF DELAWARE



[SEAL]                                       BAYCORP HOLDINGS, LTD.                          [SEAL]
THIS CERTIFICATE IS TRANSFERABLE                                                          COMMON STOCK
IN BOSTON, MA OR NEW YORK, NY                                                            $.01 PAR VALUE
                                                                               SEE REVERSE FOR CERTAIN DEFINITIONS


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THIS CERTIFIES THAT                                                                                  CUSIP 072728 10 8










is the owner of
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                  FULLY PAID AND NON-ASSESSABLE SHARES $.01 PAR VALUE, OF THE COMMON STOCK OF

BayCorp Holdings, Ltd. transferable only upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-laws of the Corporation as from time to time amended.
          This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
          IN WITNESS WHEREOF, BayCorp Holdings, Ltd. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.



Dated:


/s/  John A. Tillinghast                     [CORPORATE SEAL]                   /s/ John A. Tillinghast
              Treasurer                                                                      President


[SET VERTICALLY IN RIGHT LOWER CORNER OF CERTIFICATE:]

COUNTERSIGNED AND REGISTERED

          STATE STREET BANK AND TRUST COMPANY
                    (BOSTON)                 TRANSFER AGENT
                                             AND REGISTRAR
BY

                                   AUTHORIZED SIGNATURE

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[AMERICAN BANKNOTE STAMP]
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      AMERICAN BANKNOTE COMPANY                   PRODUCTION COORDINATOR DEE FERTIG 215-830-2197
         680 BLAIR MILL ROAD                                    PROOF OF JULY 23, 1996
         HORSHAM, PA 19044                                         BAYCORP HOLDINGS
          215-857-3480                                                H 45392FC
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SALESPERSON:    DAN BURNS - 617-449-3500          Opr.       /s                 NEW

/home/seibert/inprogress/home11/baycorp45392           /net/banknote/home11/B
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                            BAYCORP HOLDINGS, LTD.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM - as tenants in common                    UNIF GIFT MIN ACT - _______ Custodian _________
TEN ENT - as tenants by the entireties                                (Cust)             (Minor)
JT TEN  - as joint tenants with right of                              under Uniform Gifts to Minors
          survivorship and not as tenants                             Act ____________________
          in common                                                             (State)
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    Additional abbreviations may also be used though not in the above list.

For value received ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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---------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________________

                                   ____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



          SIGNATURE(S) GUARANTEED: ____________________________________________
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


     Pursuant to Section 151 of the Delaware General Corporation Law, BayCorp Holdings, Ltd. (the "Company") will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.






[AMERICAN BANKNOTE STAMP]
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      AMERICAN BANKNOTE COMPANY                   PRODUCTION COORDINATOR DEE FERTIG 215-830-2197
         680 BLAIR MILL ROAD                                    PROOF OF JULY 23, 1996
         HORSHAM, PA 19044                                         BAYCORP HOLDINGS
          215-857-3480                                                H 45392BK
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SALESPERSON:    DAN BURNS - 617-449-3500          Opr.       /s                 NEW

/home/seibert/inprogress/home11/baycorp45392           /net/banknote/home11/B
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